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                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_] Preliminary Proxy Statement              [_] Confidential, For Use of the
                                                 Commission Only (as permitted
[_] Definitive Proxy Statement                   by Rule 14a-6(e)(2)
[_] Definitive Additional Materials
[X] Soliciting Material Under Rule 14a-12

                                 NETEGRITY, INC.
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

      [X] No fee required.
      [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
          0-11.
      (1)   Title of each class of securities to which transaction applies:

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      (2)   Aggregate number of securities to which transaction applies:

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      (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      (4)   Proposed maximum aggregate value of transaction:

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      (5)   Total fee paid:

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      [_]   Fee paid previously with preliminary materials:

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      [_]   Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount previously paid:

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      (2)   Form, Schedule or Registration Statement No.:

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      (3)   Filing Party:

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      (4)   Date Filed:

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      This filing consists of a letter sent to Netegrity employees on October
22, 2004.
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TO:      Team Netegrity

FROM:    Barry Bycoff

RE:      Update on the Acquisition

DATE:    October 22, 2004

I would like to update you on the status of the acquisition activity to date, provide an overview of the communication meetings that have occurred with CA and re-confirm the expected timeline for the closing.

There are a number of conditions to closing of the merger, including a couple of key filings that Netegrity and CA need to make. We expect to have submitted all of our required filings within the next few days and may in the next week be able to give you a better estimate on the anticipated closing date provided all contingencies are met. At this time, we are still using the 90 day estimate that we gave you in the employee Q&A dated October 6, 2004.

Since the day of the announcement more than two weeks ago and our company wide meeting with Russ Artzt, there have been a number of subsequent meetings between CA and Netegrity management. The intent of these meetings has been to give people an opportunity to meet and to communicate public information about each company. While we are still restricted from having any planning meetings, Russ Artzt and Stacy Leader, the designated CA integration manager, have either personally hosted or facilitated a number of non-planning meetings over the past two weeks.

Executives from both CA and Netegrity around the globe are trying to answer those questions that they can and are making themselves available for introductions in group settings. I feel very good about the visible efforts that are being made by CA to embrace the Netegrity employees and I am very positive about the upcoming integration activities.

Our understanding at this time is that CA intends to set up a cross functional and cross company integration team, once we have been given the clearances that we can work together on future planning activities. This integration team will be made up of executives from all functions at both Netegrity and CA. In the interim, I have asked Reggie Sommer to be our central point of communications with Stacy Leader. If you have any request or question that requires a response from a CA representative, please pose your request/question to Reggie. Please do not communicate directly with any CA employee or representative. Additionally, we intend to continue to have these written communications at least every two weeks or more often if we have critical information to share with you. We will also continue to distribute Q&A's as more information becomes available.

Earlier this week we sent out to you a number of links to the CA website that will give you a better understanding of CA's values and their commitment to employees and customers. We also posted a link to the letter that CA has posted for customers regarding the merger that conveys a sense of CA's initial intentions regarding product plans. If you have not already
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accessed these links, I would encourage each of you to do so by visiting the
Integration Site at:
https://knowledgeminder.netegrity.com/sites/Integration/default.aspx

If you have any further questions that cannot be answered by your manager, please feel free to continue to send your questions to integration@netegrity.com and a reply will be given to you within 48 hours.

I know the uncertainty on the timing of the closing and the uncertainty of how each of you will be affected by the integration is difficult. I commend the continued focus I have seen driving to meet commitments we have made this year and would like to thank you for your continued dedication. I look forward to a successful integration with CA over the coming weeks. If I can be of any assistance to you, please feel free to call on me.

Regards,
Barry
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ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Netegrity by Computer Associates. In connection with the proposed merger, Netegrity has filed a preliminary proxy statement with the SEC, and Computer Associates and Netegrity will each be filing other documents regarding the proposed transaction with the SEC. Before making any voting or investment decision, Netegrity's stockholders and investors are urged to read the preliminary proxy statement regarding the merger and the definitive proxy statement when it becomes available, as well as any other relevant documents carefully in their entirety because they will contain important information about the proposed transaction. The preliminary proxy statement on file with the SEC and the definitive proxy statement and other relevant material (when they become available), and any other documents filed by Computer Associates or Netegrity with the SEC will be available free of charge at the SEC's Web site, www.sec.gov. Stockholders in Netegrity will also be able to obtain the definitive proxy statement and other documents free of charge by directing their requests to Netegrity, Inc., 201 Jones Road, Waltham, Massachusetts 02451,
Attention: Corporate Secretary, (781) 890-1700 or by contacting Georgeson Shareholder Communications Inc., Netegrity's proxy solicitor, toll-free at (888) 350-3512.

PARTICIPANTS IN SOLICITATION

Computer Associates and its directors and executive officers, and Netegrity and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Netegrity common stock in respect of the proposed transaction. Information about the directors and executive officers of Computer Associates is set forth in the proxy statement for Computer Associates' 2004 Annual Meeting of Stockholders, which was filed with the SEC on July 29, 2004. Information about the directors and executive officers of Netegrity is set forth in the proxy statement for Netegrity's 2004 Annual Meeting of Stockholders, which was filed with the SEC on March 31, 2004. Additional information regarding the interests of potential participants is included in the preliminary proxy statement on file with the SEC and will be included in the definitive proxy statement and other relevant documents filed with the SEC when they become available.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

Statements in this document regarding the proposed transaction between Computer Associates and Netegrity, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and any other statements about Computer Associates or Netegrity managements' future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words "believes," "plans," "anticipates," "expects," estimates and similar expressions) should also be considered to be forward-looking statements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the ability to consummate the transaction, the ability of Computer Associates to successfully integrate Netegrity's operations and employees; the ability to realize anticipated synergies and cost savings; the emergence of new competitive initiatives resulting from rapid technological advances or changes in pricing in the market; market acceptance of new products and services and continued acceptance of existing products and services; risks associated with the entry into new markets; business conditions in the distributed systems and mainframe software and hardware markets; uncertainty and volatility associated with Internet and eBusiness-related activities; and the other factors described in Computer Associates' Annual Report on Form 10-K for the year ended March 31, 2004 and its most recent quarterly report filed with the SEC and in Netegrity's Annual Report on Form 10-K for the year
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ended December 31, 2003 and its most recent quarterly report filed with the SEC.
Computer Associates and Netegrity disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this document.